                                                                    EXHIBIT 10.5
                                                                           93002

                               SERVICE AGREEMENT
                     (APPLICABLE TO RATE SCHEDULE AFT-1)
                     -----------------------------------

           This Agreement ("Agreement") is made and entered into this 1st day of June, 1993, by and between Algonquin Gas Transmission Company, a Delaware Corporation (herein called "Algonquin"), and Boston Gas Company (herein called "Customer" whether one or more persons).

           In consideration of the premises and of the mutual covenants herein contained, the parties do agree as follows:

                                   ARTICLE I
                               SCOPE OF AGREEMENT

           1.1 Subject to the terms, conditions and limitations hereof and of Algonquin's Rate Schedule AFT-1, Algonquin agrees to receive from or for the account of Customer for transportation on a firm basis quantities of natural gas tendered by Customer on any day at the Point(s) of Receipt; provided, however, Customer shall not tender without the prior consent of Algonquin, at any Point of Receipt on any day a quantity of natural gas in excess of the applicable Maximum Daily Receipt Obligation for such Point of Receipt plus the applicable Fuel Reimbursement Quantity; and provided further that Customer shall not tender at all Point(s) of Receipt on any day or in any year a cumulative quantity of natural gas, without the prior consent of Algonquin, in excess of the following quantities of natural gas plus the applicable Fuel Reimbursement Quantities:

           Maximum Daily Transportation Quantity            97,059 MMBtu
           Maximum Annual Transportation Quantity       26,205,930 MMBtu

           1.2 Algonquin agrees to transport and deliver to or for the account of Customer at the Point(s) of Delivery and Customer agrees to accept or cause acceptance of delivery of the quantity received by Algonquin on any day, less the Fuel Reimbursement Quantities; provided, however, Algonquin shall not be obligated to deliver at any Point of Delivery on any day a quantity of natural gas in excess of the applicable Maximum Daily Delivery Obligation.

                                                                           93002

                               SERVICE AGREEMENT
                     (APPLICABLE TO RATE SCHEDULE AFT-1)
                     -----------------------------------

                                   ARTICLE II
                               TERM OF AGREEMENT

           2.1 This Agreement shall become effective as of the date set forth hereinabove and shall continue in effect for a term ending on and including October 31, 1996 ("Primary Term") and shall remain in force from year to year thereafter unless terminated by either party by written notice one year or more prior to the end of the Primary Term or any successive term thereafter. Algonquin's right to cancel this Agreement upon the expiration of the Primary Term hereof or any succeeding term shall be subject to Customer's rights pursuant to Sections 8 and 9 of the General Terms and Conditions.

           2.2 This Agreement may be terminated at any time by Algonquin in the event Customer fails to pay part or all of the amount of any bill for service hereunder and such failure continues for thirty days after payment is due; provided Algonquin gives ten days prior written notice to Customer of such termination and provided further such termination shall not be effective if, prior to the date of termination, Customer either pays such outstanding bill or furnishes a good and sufficient surety bond guaranteeing payment to Algonquin of such outstanding bill; provided that Algonquin shall not be entitled to terminate service pending the resolution of a disputed bill if Customer complies with the billing dispute procedure currently on file in Algonquin's tariff.

                                   ARTICLE III
                                 RATE SCHEDULE

           3.1 Customer shall pay Algonquin for all services rendered hereunder and for the availability of such service under Algonquin's Rate Schedule AFT-1 as filed with the Federal Energy Regulatory Commission and as the same may be hereafter revised or changed. The rate to be charged Customer for transportation hereunder shall not be more than the maximum rate under Rate Schedule AFT-1, nor less than the minimum rate under Rate Schedule AFT-1.

                                                                           93002

                               SERVICE AGREEMENT
                     (APPLICABLE TO RATE SCHEDULE AFT-1)
                     -----------------------------------

           3.2 This Agreement and all terms and provisions contained or incorporated herein are subject to the provisions of Algonquin's applicable rate schedules and of Algonquin's General Terms and Conditions on file with the Federal Energy Regulatory Commission, or other duly constituted authorities having jurisdiction, and as the same may be legally amended or superseded, which rate schedules and General Terms and Conditions are by this reference made a part hereof.

           3.3 Customer agrees that Algonquin shall have the unilateral right to file with the appropriate regulatory authority and make changes effective in (a) the rates and charges applicable to service pursuant to Algonquin's Rate Schedule AFT-1, (b) Algonquin's Rate Schedule AFT-1, pursuant to which service hereunder is rendered or (c) any provision of the General Terms and Conditions applicable to Rate Schedule AFT-1. Algonquin agrees that Customer may protest or contest the aforementioned flings, or may seek authorization from duly constituted regulatory authorities for such adjustment of Algonquin's existing FERC Gas Tariff as may be found necessary to assure that the provisions in (a), (b), or (c) above are just and reasonable.

                                   ARTICLE IV
                              POINT(S) OF RECEIPT

           Natural gas to be received by Algonquin for the account of Customer hereunder shall be received at the outlet side of the measuring station(s) at or near the Primary Point(s) of Receipt set forth in Exhibit A of the service agreement, with the Maximum Daily Receipt Obligation and the receipt pressure obligation indicated for each such Primary Point of Receipt. Natural gas to be received by Algonquin for the account of Customer hereunder may also be received at the outlet side of any other measuring station on the Algonquin system, subject to reduction pursuant to Section 6.2 of Rate Schedule AFT-1.

                                   ARTICLE V
                              POINT(S) OF DELIVERY

           Natural gas to be delivered by Algonquin for the account of Customer hereunder shall be delivered on the outlet side of the measuring station(s) at or near the Primary Point(s) of Delivery set forth in Exhibit B of the service agreement, with the Maximum Daily Delivery Obligation and the delivery pressure obligation indicated for each such Primary Point of Delivery.

                                                                           93002

                               SERVICE AGREEMENT
                     (APPLICABLE TO RATE SCHEDULE AFT-1)
                     -----------------------------------


Natural gas to be delivered by Algonquin for the account of Customer hereunder may also be delivered at the outlet side of any other measuring station on the Algonquin system, subject to reduction pursuant to Section 6.4 of Rate Schedule AFT-1.

                                  ARTICLE VI
                                  ADDRESSES

Except as herein otherwise provided or as provided in the General Terms and Conditions of Algonquin's FERC Gas Tariff, any notice, request, demand, statement, bill or payment provided for in this Agreement, or any notice which any party may desire to give to the other, shall be in writing and shall be considered as duly delivered when mailed by registered, certified, or first class mail to the post office address of the parties hereto, as the case may be, as follows:

(a)  Algonquin:  Algonquin Gas Transmission Company
                 1284 Soldiers Field Road
                 Boston, MA 02135
                 Attn: John J. Mullaney
                       Vice President, Marketing

(b)  Customer:   Boston Gas Company
                 One Beacon Street
                 Boston, MA 02108
                 Attn: William R. Luthern
                       Vice President, Gas Supply and Production

or such other address as either party shall designate by formal written notice.

                                                                           93002

                               SERVICE AGREEMENT
                     (APPLICABLE TO RATE SCHEDULE AFT-1)
                     -----------------------------------


                                  ARTICLE VII
                                 INTERPRETATION

  The interpretation and performance of the Agreement shall be in accordance with the laws of the Commonwealth of Massachusetts, excluding conflicts of law principles that would require the application of the laws of a different jurisdiction.

                                  ARTICLE VIII
                          AGREEMENTS BEING SUPERSEDED

  When this Agreement becomes effective, it shall supersede the following agreements between the parties hereto, except that in the case of conversions from former Rate Schedules F-2 and F-3, the parties' obligations under Article II of the service agreements pertaining to such rate schedules shall continue in effect.

  Service Agreement executed by Customer and Algonquin under Rate Schedule F-1 dated April 4, 1972 to the extent it provides for 97,059 MMBtu Maximum Daily Quantity and related Maximum Annual Quantity.

                                                                           93002

                               SERVICE AGREEMENT
                     (APPLICABLE TO RATE SCHEDULE AFT-1)
                     -----------------------------------


           IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective agents thereunto duly authorized, the day and year first above written.

                                        ALGONQUIN GAS TRANSMISSION COMPANY

                                        By: /s/ John J. Mullaney
                                            ----------------------------------
                                        Title: Vice President, Marketing
                                               -------------------------------

                                        BOSTON GAS COMPANY

                                        By: /s/ William R. Luthern
                                            ----------------------------------
                                        Title: Vice President,
                                               -------------------------------

                                                                           93002

                               SERVICE AGREEMENT
                     (APPLICABLE TO RATE SCHEDULE AFT-1)
                     -----------------------------------

                                   EXHIBIT A
                              Point(s) of Receipt
                              -------------------

                              Dated:

           To the service agreement under Rate Schedule AFT-1 between
         Algonquin Gas Transmission Company (Algonquin) and Boston Gas
               Company (Customer) concerning Point(s) of Receipt

Primary                   Maximum Daily                    Maximum
Point of                Receipt Obligation            Receipt Pressure
Receipt                       (MMBtu)                      (Psig)
- --------                ------------------            -----------------
Hanover, NJ (TETCO)            37,010                  At any pressure requested by
                                                       Algonquin but not in excess
                                                       of 750 Psig.

Lambertville, NJ               60,049                  At any pressure requested by
                                                       Algonquin but not in excess
                                                       of 750 Psig.

 Signed for Identification

 Algonquin: /s/ John J. Mullaney
            ----------------------------------
 Customer:  /s/ William R. Luthern
            ----------------------------------

                                                                           93002

                               SERVICE AGREEMENT
                     (APPLICABLE TO RATE SCHEDULE AFT-1)
                     -----------------------------------

                                   EXHIBIT B
                             Point(s) of Delivery
                             --------------------

                             Dated:

           To the service agreement under Rate Schedule AFT-1 between
         Algonquin Gas Transmission Company (Algonquin) and Boston Gas
               Company (Customer) concerning Point(s) of Delivery

       Primary                        Maximum Daily                    Minimum
       Point of                     Delivery Obligation            Delivery Pressure
       Delivery                           (MMBtu)                      (Psig)
       --------                      ------------------            -----------------
       At Customer's reduction
       valves located at Everett, MA       37,316                        75

       At the Property line on
       the outlet side of a meter
       station located at:

       Waltham, MA                         17,103                       100
       East Braintree, MA                  16 948                       100
       Weston, MA                           1,555                       100
       Wellesley, MA                       20,213                        60
       Ponkapoag, MA                       49,133                       200
       Norwood, MA                          2,399                        75
       Mansfield Street, Somerville,
       MA (Alternate Delivery Point)            0                         -

 Signed for Identification

 Algonquin: /s/ John J. Mullaney
            ----------------------------------
 Customer:  /s/ William R. Luthern
            ----------------------------------